UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-7338



                   Capital World Growth and Income Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: November 30, 2003

                   Date of reporting period: November 30, 2003





                                Vincent P. Corti
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                           Michael J. Fairclough, Esq.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)






ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

CAPITAL WORLD GROWTH AND INCOME FUND

[photo of measuring tape on wooden table]

Measuring success: A 10-year look back

Annual report for the year ended November 30, 2003

CAPITAL WORLD GROWTH AND INCOME FUND (SM) seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.


Contents
Letter to shareholders                                                         1
The value of a long-term perspective                                           5
Measuring success: A 10-year look back                                         6
Investment portfolio                                                          12
Financial statements                                                          27
Directors and officers                                                        38
What makes American Funds different?                                  back cover

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended DECEMBER 31, 2003 (the most recent calendar quarter):

                                                                    1 year           5 years          10 years
CLASS A SHARES
Average annual total returns                                        +31.06%          +8.34%            +11.82%

THE FUND'S 30-DAY YIELD FOR CLASS A SHARES AS OF DECEMBER 31, 2003, REFLECTING THE 5.75% MAXIMUM SALES CHARGE and calculated in accordance with the Securities and Exchange Commission formula, was 1.63%.

Results for other share classes can be found on page 37. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. CURRENT RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. FOR MORE CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. RESULTS SHOWN REFLECT DEDUCTION OF THE MAXIMUM SALES CHARGE OF 5.75%.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus.

[small photo of measuring tape on wooden table]

FELLOW SHAREHOLDERS:

Global stock markets sprang back to life during Capital World Growth and Income Fund's 2003 fiscal year. With major conflict in Iraq having ended in spring, investors focused on signs of economic resurgence and enthusiastically bid up equity prices. U.S.-based investors in international markets received an additional boost as major currencies strengthened against the dollar.

For the 12 months ended November 30, Capital World Growth and Income Fund delivered a substantial gain of 28.5%. That return assumes reinvestment of quarterly dividends totaling 56 cents a share that were paid during the year. Shareholders who elected to take dividends in cash had an income return of 2.5% and saw the value of their investment rise 25.5%.

The fund finished the year well ahead of its relevant benchmarks. The unmanaged MSCI World Index, which measures 23 major stock markets including the U.S., returned 19.8% on a reinvested basis. Meanwhile, the 323 global funds tracked by Lipper returned an average of 19.5%.

The fund's emphasis on established, dividend-paying companies has kept it in good stead, providing solid participation in rising markets and considerable resilience during periods of decline. As the table below shows, over the past five years -- a period roughly tracing the latest full market cycle -- Capital World Growth and Income Fund has done considerably better than both the World Index and the Lipper global funds average. That trend holds true for longer time frames as well, although there have been periods when the fund has trailed these benchmarks.

U.S. STOCKS RISE FROM THE DOLDRUMS

The fund's fiscal year got off to a shaky start in December, with stock prices weighed down by lackluster economic growth, rising oil prices and the looming conflict with Iraq. In late April, however, as the war entered a new phase, the gloom lifted. A stream of encouraging data bolstered investors' confidence that the U.S. economy was firmly on the mend -- a conviction that was confirmed by a third-quarter growth rate of 8.2%. Underlying the good news were improved corporate profits, rising productivity, renewed business investment and a pick-up in manufacturing. The approval in Congress of a reduction in the tax on dividends and long-term capital gains benefited income-focused investors by eliminating the gap between these two components of total return.

For the 12 months ended November 30, U.S. equity prices rose 15.3%.* The greatest gains went to technology stocks, but other economically sensitive sectors also did well.

*Country returns are based on MSCI indexes, in U.S. dollars with gross dividends reinvested.


RESULTS AT A GLANCE
(as of November 30, 2003, with all distributions reinvested)

                                                                            Average annual total returns

                                                                                                               Lifetime
                                                           1 year            5 years         10 years       (since 3/26/93)

Capital World Growth and Income Fund                       +28.5%             +8.9%           +12.6%            +13.1%
MSCI World Index (1)                                       +19.8              -0.7             +7.4              +7.8
Lipper global funds average (2)                            +19.5              +2.5             +7.9              +8.5

(1) The MSCI World Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses.
(2) The Lipper global funds average consists of funds that invest at least 25% of their portfolios in securities traded outside the U.S. Lipper averages do not reflect the effects of sales charges.

Figures shown are past results and are not predictive of future results. Current results may be lower or higher than those shown. Share price and return will vary, so you may lose money. For more current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If the sales charge had been deducted (maximum 5.75%), results would have been lower.



[Begin Sidebar]
A company-by-company emphasis contributed to Capital World Growth and Income Fund's superior returns during the broad market rally.
[End Sidebar]

[photo of a plumb bob]

CURRENCY GAINS ENHANCE GLOBAL RETURNS

Outside the U.S., improving business conditions likewise had a salutary effect on stock prices. Returns for U.S. investors were magnified -- in some cases substantially -- by currency appreciation versus the dollar. The euro gained a hefty 20.6% against the dollar. As a result, the 13.3% increase in German stock prices in euros translated into a 36.6% gain in dollar terms, with similar escalations for France (4.4% in euros versus 25.8% in dollars) and Spain (11.8% versus 34.7%). In the Netherlands, currency gains transformed a 7.0% decline in euros into a 12.0% increase when measured in dollars. Outside the eurozone, U.K. stock prices rose 20.2% in dollar terms, reflecting a 10.6% increase in sterling against the dollar.

Elsewhere, the Australian and Canadian dollars appreciated 29.2% and 20.6%, respectively, versus their U.S. counterpart, contributing to stock price increases of 36.9% and 46.2%.

STRENGTH IN ASIA

Asian stocks bounced back smartly as well during the year. In Japan (+24.0%), investors grew increasingly heartened by new signs of economic life. Banks have begun to shed bad loans, a number of companies have restructured and the country's gross domestic product has been inching upward. The strong yen accounted for a good part of the return for U.S. investors -- it appreciated 12.0% against the dollar for the year -- although it restrained profits for Japanese exporters.
Finally, stock prices rose in Taiwan (+30.8%), Hong Kong (+25.2%) and South Korea (+15.5%), buoyed by the rosier economic picture and by growing demand for technology and electronics.

BROAD GAINS IN THE PORTFOLIO

As we have often mentioned in these pages, we choose investments from the bottom up, focusing on individual businesses we believe provide exceptional value and have attractive prospects for growth over time. That company-by-company emphasis contributed to Capital World Growth and Income Fund's superior returns during this broad market rally. Indeed, there were few missteps during the year: Of 204 companies held over the full year, only 25 declined in price.

Among the fund's 10 largest investments, all advanced solidly during the year. Freeport-McMoRan, a giant copper and gold producer, gained 180.8% in price,+ while Cia Vale do Rio Doce, another mining firm, gained 54.3%. Altria, shrugging off certain litigation worries, rose 37.9%. Societe Generale (+42.3%) likewise did well, as did most of our bank holdings. Koninklijke Numico (+107.8%), a leading producer of baby food and nutritional supplements, rebounded from steep declines in 2002; as we had built much of our position while the stock price was still quite low, the fund was able to capture a good part of that gain.

+Stock price changes are expressed in U.S. dollars.


LARGEST EQUITY HOLDINGS
(as of November 30, 2003)

Company                                              Country                                    Percent of net assets

Altria Group                                         U.S.                                                1.8%
AstraZeneca                                          U.K.                                                1.3
Koninklijke Numico                                   Netherlands                                         1.2
Cia Vale do Rio Doce                                 Brazil                                              1.1
Unilever NV                                          Netherlands                                         1.0
DEPFA BANK                                           Ireland                                             1.0
ING Groep                                            Netherlands                                         1.0
Societe Generale                                     France                                              1.0
Freeport-McMoRan Copper & Gold                       U.S.                                                 .9
Scottish Power                                       U.K.                                                 .9


Because they tend not to pay dividends, the fund has relatively low exposure to technology stocks. Of those in the portfolio, however, Agere Systems (+156.5%) and Samsung SDI (+38.5%) posted noteworthy gains. Near the end of the year, we capitalized on a stock price rally for Samsung Electronics (+19.3%) by selling a large portion of the position.

Other cyclical companies -- including the mining concern Phelps Dodge (+102.7%) and paper and forest companies Norske Skogindustrier (+21.4%) and Georgia-Pacific (+31.6%) -- also had an impact on results.

Telecommunications stocks based outside the U.S. generally did well. Telekom Austria (+28.3%), Vodafone (+21.1%), BCE (+22.2%) and KPN (+18.0%) helped support returns. Closer to home, SBC Communications (-18.3%) was hampered by a difficult business environment in the U.S. We believe the company has good prospects for the long term; in the meantime, the stock's dividend yield of about 5.0% is helping us stay patient.

Finally, pharmaceuticals turned in more mixed results. AstraZeneca (+20.7%) rose during the summer when Crestor, its new cholesterol-lowering drug, won FDA approval. Shionogi (+20.6%), which had developed the compound, benefited as well. Forest Labs (+1.8%) and Eli Lilly (+0.4%) were weak; the latter suffered from an investigation into its manufacturing process and a delay in bringing several new drugs to market.


WHERE THE FUND'S ASSETS WERE INVESTED

Percent by country as of November 30, 2003

[begin pie chart]
The Americas-- 33.1%
Europe-- 31.5%
Bonds, cash
& equivalents-- 14.3%
Asia/Pacific-- 18.9%
Other -- 2.2%
[end pie chart]


                                  Capital World Growth               MSCI
                                     and Income Fund              World Index

o   THE AMERICAS                          33.1%                      58.3%
    United States                         24.4                       55.6
    Canada                                 6.1                        2.7
    Brazil                                 1.6                       --
    Mexico                                 1.0                       --

o   EUROPE                                31.5%                      29.4%
    United Kingdom                         9.6                       10.9
    Netherlands                            6.1                        2.1
    Germany                                3.0                        2.8
    France                                 2.1                        4.1
    Norway                                 1.5                         .2
    Denmark                                1.1                         .3
    Ireland                                1.1                         .3
    Spain                                  1.1                        1.5
    Sweden                                 1.0                         .9
    Switzerland                            1.0                        3.1
    Austria                                 .9                         .1
    Italy                                   .9                        1.6
    Portugal                                .9                         .1
    Finland                                 .6                         .8
    Belgium                                 .4                         .4
    Other Europe                            .2                         .2

o   ASIA/PACIFIC                          18.9%                      12.3%
    Japan                                  6.4                        9.0
    Australia                              2.9                        2.1
    South Korea                            2.6                       --
    Hong Kong                              2.2                         .7
    Taiwan                                 1.5                       --
    India                                  1.3                       --
    Singapore                               .7                         .4
    Other Asia/Pacific                     1.3                         .1

o   OTHER                                  2.2%                      --

o   BONDS, CASH & equivalents             14.3%                      --

The MSCI World Index is weighted by market capitalization.


[Begin Sidebar]
Over the past decade, the fund's growth-and-income goal has provided solid participation in rising markets and considerable resilience during periods of decline.
[End Sidebar]

[photo of a rooster weather vane]

SHIFTS IN THE PORTFOLIO

During the year, substantial inflows to the fund allowed us to take advantage of many new investment opportunities. We have concentrated new investments outside the U.S., where our research analysts have uncovered a number of attractively valued securities. Among industries, diversified telecommunications services is now our largest concentration, at 7.1% of net assets. We have added to several of our European bank holdings, as well as select chemical companies, and food and beverage manufacturers. At the same time, we lightened up on several insurance positions. During the year, we also advantageously sold off a large investment in Nextel, which reduced the fund's concentration in wireless telecommunications.

A STRATEGY FOR GROWTH

Capital World Growth and Income Fund has experienced remarkable growth over the past year. Net assets have risen 57%, to $16.7 billion from $10.7 billion 12 months ago. We are gratified that a large part of that increase is due to the many new additions to our shareholder family, which now stands at more than 900,000 strong. We welcome those of you who have recently joined.

The fund's method of investment management is well suited to accommodating growth. The multiple portfolio counselor system, as it is called, was developed more than 40 years ago by the fund's investment adviser, Capital Research and Management Company. Because assets are divided among a number of portfolio counselors, managers can be added as the fund expands. The system also encourages a diversity of investment styles, a strategy we believe has helped us moderate risk while smoothing out returns. Capital World Growth and Income Fund currently has seven portfolio counselors, and a research portfolio involving more than three dozen analysts.

STICKING WITH THE FUNDAMENTALS

Looking forward, the underpinnings of growth appear to be reasonably secure. Inflation around the world remains subdued, and interest rates are still quite low, both of which should help stimulate expansion in the months ahead. Unemployment is still a concern, however, and the weaker dollar, while a boon for investors, has constrained the competitiveness of many non-U.S. exporters. These uncertainties suggest that stock prices may have gotten ahead of themselves. While a 12-month return of 28.5% is always welcome, it is also significantly higher than the fund's 13.1% average annual return since beginning operations in March of 1993 through the end of November 2003.

Regardless of market conditions, our focus holds steady -- on seasoned, well-managed businesses that are likely to weather downturns and prosper in more fortunate times. Moreover, we believe that the new parity between taxes on dividends and capital gains should support our balanced investment approach. That approach has served shareholders well over the years. As we head into our second decade, we are hopeful that it will continue to do so.

In the article that begins on page 6, we invite you to hear from a number of the fund's investment professionals as they look back at the fund's first 10 years.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Stephen E. Bepler
Stephen E. Bepler
President

January 13, 2004

Figures shown are past results and are not predictive of future results. Current results may be lower or higher than those shown. Share price and return will vary, so you may lose money. For more current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If the sales charge had been deducted (maximum 5.75%), results would have been lower.

THE VALUE OF A LONG-TERM PERSPECTIVE

LOW EXPENSES, LOW TURNOVER RATE
(for the 12 months ended November 30, 2003)

Capital World Growth and Income Fund's expense ratio for Class A shares was 0.81% in fiscal 2003. That's only $81 for every $10,000 invested and substantially less than the 1.71% average expense ratio for front-end load global funds as measured by Lipper.

The fund's turnover rate (the rate at which holdings are bought and sold) is also low, at 27%, keeping transaction costs and tax consequences contained. The average global fund, meanwhile, has a turnover rate of 95%, according to Lipper.

HOW A $10,000 INVESTMENT HAS GROWN
Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425.

[mountain chart]

DATE         CAPITAL                                       CAPITAL WORLD       U.S.               ORIGINAL
             WORLD GROWTH                                  GROWTH AND          CONSUMER           INVESTMENT
             AND INCOME            MSCI                    INCOME FUND         PRICE
             FUND with             WORLD INDEX             with dividends      INDEX
             dividends             with dividends          excluded (2)        (INFLATION) (4)
             reinvested (1)        reinvested (3)

3/26/93      $9,425                $10,000                 $9,425              $10,000            $10,000

5/31/93*     $9,719                $10,837                 $9,719              $10,042            $10,000

8/31/93      $10,401               $11,475                 $10,313             $10,084            $10,000

11/30/93     $10,782               $10,924                 $10,625             $10,153            $10,000

2/28/94      $11,615               $12,062                 $11,388             $10,216            $10,000

5/31/94      $11,315               $11,936                 $11,044             $10,272            $10,000

8/31/94      $12,038               $12,501                 $11,656             $10,376            $10,000

11/30/94     $11,592               $11,982                 $11,131             $10,425            $10,000

2/28/95      $11,860               $12,097                 $11,293             $10,508            $10,000

5/31/95      $12,788               $13,242                 $12,094             $10,599            $10,000

8/31/95      $13,412               $13,598                 $12,557             $10,648            $10,000

11/30/95     $13,841               $14,260                 $12,850             $10,696            $10,000

2/29/96      $14,700               $15,042                 $13,553             $10,787            $10,000

5/31/96      $15,327               $15,673                 $14,031             $10,905            $10,000

8/31/96      $15,414               $15,379                 $13,947             $10,954            $10,000

11/30/96     $17,118               $17,004                 $15,362             $11,045            $10,000

2/28/97      $17,849               $17,136                 $15,936             $11,114            $10,000

5/31/97      $18,908               $18,427                 $16,782             $11,149            $10,000

8/31/97      $19,755               $18,892                 $17,380             $11,198            $10,000

11/30/97     $19,917               $19,212                 $17,414             $11,247            $10,000

2/28/98      $21,881               $21,351                 $19,050             $11,274            $10,000

5/31/98      $22,801               $22,198                 $19,763             $11,337            $10,000

8/31/98      $19,885               $19,671                 $17,104             $11,379            $10,000

11/30/98     $23,007               $23,138                 $19,676             $11,421            $10,000

2/28/99      $23,904               $24,151                 $20,375             $11,455            $10,000

5/31/99      $25,004               $25,203                 $21,214             $11,574            $10,000

8/31/99      $26,177               $26,263                 $22,063             $11,636            $10,000

11/30/99     $27,396               $28,141                 $23,014             $11,720            $10,000

2/29/00      $29,908               $28,765                 $25,027             $11,825            $10,000

5/31/00      $30,124               $28,718                 $25,119             $11,943            $10,000

8/31/00      $31,516               $29,799                 $26,121             $12,033            $10,000

11/30/00     $29,142               $26,067                 $24,016             $12,124            $10,000

2/28/01      $30,810               $24,728                 $25,334             $12,242            $10,000

5/31/01      $31,113               $24,514                 $25,404             $12,375            $10,000

8/31/01      $29,274               $22,316                 $23,786             $12,361            $10,000

11/30/01     $28,613               $21,975                 $23,111             $12,354            $10,000

2/28/02      $28,826               $21,266                 $23,225             $12,382            $10,000

5/31/02      $30,788               $21,514                 $24,700             $12,521            $10,000

8/31/02      $26,985               $18,550                 $21,503             $12,584            $10,000

11/30/02     $27,405               $18,697                 $21,693             $12,625            $10,000

2/28/03      $25,681               $16,961                 $20,237             $12,751            $10,000

5/31/03      $29,144               $19,487                 $22,806             $12,779            $10,000

8/31/03      $31,622               $20,680                 $24,576             $12,855            $10,000

11/30/03     $35,220               $22,391                 $27,230             $12,848            $10,000


Year ended November 30                      1993*         1994         1995         1996         1997          1998         1999

TOTAL VALUE
Dividends reinvested                         $144          295          421          506          488           478          440
Value at year-end                         $10,782       11,592       13,841       17,118       19,917        23,007       27,396
WGI TOTAL RETURN                             7.8%          7.5         19.4         23.7         16.4          15.5         19.1


Year ended November 30                       2000         2001         2002         2003

TOTAL VALUE
Dividends reinvested                          577          578          569          679
Value at year-end                          29,142       28,613       27,405       35,220
WGI TOTAL RETURN                              6.4        (1.8)        (4.2)         28.5

Average annual total return for 10-2/3 years    12.5% (1)

AVERAGE ANNUAL TOTAL RETURN REFLECTING 5.75% MAXIMUM SALES CHARGE
(based on a $1,000 investment with all distributions reinvested)

                                        Periods ended
CLASS A SHARES*                              11/30/03

1 year                                        +21.13%
5 years                                        +7.60%
10 years                                      +11.90%


*Results for other share classes can be found on page 37.

* For the period March 26 through November 30, 1993.

(1) Includes reinvested dividends of $5,174 and reinvested capital gain distributions of $9,598.
(2) Results calculated with capital gains reinvested.
(3) The World Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The results shown are before taxes on fund distributions and sale of fund shares.

Figures shown are past results and are not predictive of future results. Current results may be lower or higher than those shown. Share price and return will vary, so you may lose money. For more current information and month-end results, visit americanfunds.com.


[photo of a tide indicator on a beach]

MEASURING SUCCESS
A 10-YEAR LOOK BACK

In 1993, Capital World Growth and Income Fund was created as a vehicle for shareholders who wanted to take a more conservative approach to global investing. Over the past eventful decade, that goal was amply tested -- but ultimately prevailed.

[Begin Sidebar]
[photo of a barometer]
A dual growth-and-income strategy has helped the fund negotiate a smoother path through turbulent market conditions.
[End Sidebar]

In relatively short order, we experienced one of the great bull markets of the century, followed by the steepest stock decline since the 1930s. With the creation of the eurozone, the decline of Japan, and the emergence of China and Korea as economic forces, we have seen profound shifts in economic relationships. At the same time, technological innovation -- powerful semiconductors, wireless communication and the Internet -- has transformed businesses and households in every corner of the world.

Through it all, Capital World Growth and Income Fund's investment professionals have responded by hewing to the fund's time-tested strategy of relying on fundamental research to find seasoned, attractively valued companies that were likely to reward patient investors. That discipline has indeed proved to be beneficial over the years.

An anniversary is an appropriate occasion for reviewing the goals of the fund, reflecting on the investment environment of the past decade and describing the factors that have contributed to Capital World Growth and Income Fund's success over that time.

Joining Gina Despres, the fund's chairman of the board, are fund president and portfolio counselor Steve Bepler, and portfolio counselors Mark Denning, Tim Dunn, Gregg Ireland and Carl Kawaja.

GINA: LET'S BEGIN AT THE BEGINNING. WHAT WAS THE ORIGINAL IMPETUS FOR CREATING A GLOBAL GROWTH-AND-INCOME FUND?

GREGG: Given the difficulties and greater volatility of investing overseas, we thought it would make sense to offer a fund that aimed to provide a smoother ride for investors by delivering a bit of income in addition to growth. Although the concept of global investing was already well developed by 1993, this dual focus was pretty unusual at the time -- and it still is today.

STEVE: Back then, we had done some statistical work which showed that over a 10-year period, nearly 70% of the total return from stocks came from reinvested dividends. From our perspective, that meant that by emphasizing well-established, seasoned companies -- the sort that traditionally pay and raise dividends -- you could mitigate some of the additional risks of investing outside the U.S. and still achieve growth over time.

GINA: AND, IN FACT, GLOBAL MARKETS HAVE BEEN QUITE VOLATILE SINCE THEN, INCLUDING AN UNPRECEDENTED RUN-UP AND A PAINFUL DECLINE AFTERWARDS. HOW HAS THE FUND NEGOTIATED THESE CROSSCURRENTS?

STEVE: Extremely well, I would say. Our conservative posture has helped us avoid the extremes of the marketplace. That included both the speculative bubble of the late 1990s and the precipitous collapse that followed it. We aim for a balanced approach. Our thesis is that if you take care to protect yourself on the downside, you don't have to take as many risks on the upside to succeed.

MARK: The numbers tell the story pretty compellingly -- a lifetime annualized return of 13% through November 30, versus 8% for both the MSCI World Index and the Lipper global funds average, and 10% for the S&P 500. I would emphasize that the fund's returns were achieved during a period in which non-U.S. stocks generally underperformed U.S. markets. So the fact that Capital World Growth and Income Fund did better than the S&P 500 over its lifetime really speaks to the value of our research-driven, company-by-company approach.

FLEXIBILITY IS KEY

GINA: INTERESTINGLY, YOU MIGHT THINK THAT SUCH A CAUTIOUS STRATEGY WOULD PUT A LOT OF LIMITATIONS ON THE FUND, BUT THAT'S NOT THE CASE AT ALL.

TIM: That's exactly right. In fact, I think a key contributor to the fund's success is its flexibility. As portfolio counselors, we have the opportunity to build a portfolio that includes not only blue chip companies like Unilever or Pfizer, but also slower growing, higher yielding companies that support the current income objective and, we hope, will do well down the line. One of the reasons we have the freedom to go beyond the more obvious choices is that we can take advantage of the immense research capabilities of Capital Research and Management Company, the fund's investment adviser.

[Begin Sidebar]
Figures shown are past results and are not predictive of future results. Current results may be lower or higher than those shown. Share price and return will vary, so you may lose money. For more current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If the sales charge had been deducted (maximum 5.75%), results would have been lower.
[End Sidebar]

[Begin Photo Caption]
[photo of Margaret and Richard Bourque]
Margaret and Richard Bourque,
10-year fund shareholders
[End Photo Caption]


[Begin Sidebar]
INVESTING FOR ALL SEASONS

Richard and Margaret Bourque, American Funds shareholders for close to 30 years, know firsthand the importance of patience and the value of a long-term perspective. In 1984, the close-knit Bourque family suffered a serious blow when the headquarters of their school bus company burned to the ground. They had only nine mortgage payments left and were underinsured. "Everything we'd worked so hard for had virtually vanished," Margaret says. "We had to rebuild the company from scratch." And that they did. Eighteen months later, on their wedding anniversary, the Bourques celebrated the grand reopening of their new building and their company.

The Bourques' determination is equally apparent in their investment strategy. Richard and Margaret began investing in Capital World Growth and Income Fund in 1993, the year of the fund's inception. "The fund helps diversify our portfolio by giving it a global dimension," says Richard. "That perspective has been very advantageous, particularly during the latest bear market, when the fund held up so well."

Following the advice of Richard's father, George, who began investing in American Funds right before the bear market of 1973 and 1974, the New Jersey couple made their first investments in American Funds soon after they were married. When their children were born, the Bourques started American Funds accounts for them as well. Richard, now 27, a musician and avid traveler, is heading to graduate school. Kim, 31, a teacher, and her husband Randy are following in the investment footsteps of her parents. Their 19-month-old son, Ethan, is the family's fourth generation of American Funds shareholders.

Happily, the family business recovered from the earlier setback and is doing well. But with retirement on the horizon, Richard and Margaret both look forward to having the time to pursue the things they love: expanding their garden, taking cooking classes, and visiting family and friends more frequently. Their long-term approach to investing has served them well, and they are relying on Capital World Growth and Income Fund and the rest of their American Funds portfolio to serve as the anchor of their retirement dreams.
[End Sidebar]


[Begin Photo Caption]
[photo of Gina Despres]
You might think that our cautious strategy would put a lot of limitations on the fund, but that's not the case at all.--GINA DESPRES, CHAIRMAN OF THE BOARD [End Photo Caption]

CARL: That latitude also expresses itself geographically, of course, in that Capital World Growth and Income Fund can invest anywhere in the world our research analysts uncover promising opportunities. So the portfolio can hold a Japanese utility or a U.K. retailer or a French bank or a U.S. machinery exporter, and so on. If you were to thumb through the portfolio listing at the back of this report, you would see how broadly diversified the fund is: more than 280 companies based in three dozen countries and as many industries. To a large degree, the breadth of our investable universe helps make the fund more responsive to changing market conditions.

EARLY SUCCESSES

GINA: LOOKING BACK OVER THE 10 YEARS, WHAT WERE THE MOST SALIENT TRENDS THAT INFLUENCED THE FUND'S RETURNS?

GREGG: I think it would be fair to split that time frame right down the middle. During the first five years, roughly 1993 to 1998, the fund had a number of strong successes -- among banks and pharmaceutical holdings, and particularly from our telecommunications investments. In contrast, I would characterize the past five years as protecting the portfolio in the midst of an extremely difficult market environment -- and ultimately doing it quite well.

MARK: Yes, that's right. I think our move into telecoms in those early days is a good illustration of how we approach all of our investment decisions. Right out of the starting gate, we were intrigued by the potential for cellular telephony, thanks to the work of David Riley, our global telecommunications analyst, and his colleagues. I would mention that at the time the market generally didn't share our enthusiasm. Because our analysts were evaluating these companies on a global basis, however, and not just within their local markets, they were seeing extremely attractive valuations given their expectations for the sector. Within the fund's first fiscal year, we had invested in more than a dozen telecom operators, a few of which, such as Telefonos de Mexico and Telecom New Zealand, had only recently been privatized. By 1998, the fund held something like 15% of assets in telecoms, which enabled it to ride this great tailwind as the sector soared over the next two years.

STEVE: Mind you, we weren't investing in the sector wholesale, but choosing our holdings carefully, based on the collective research we had gathered. A good example is Mannesmann, a German manufacturing company that was in the process of transitioning into mobile phone operation. Most investors were negative on the stock because of the enormous outlays of cash the company was making to build out its network. But we had a number of American Funds analysts scrutinizing the company from different angles and they agreed that the strong profits from Mannesmann's traditional businesses would offset these losses until the cellular business gained a firm foothold. Armed with that information, we built up a very large position through 1999. In 2000, Vodafone made a very large premium bid for Mannesmann -- to Capital World Growth and Income Fund's great benefit. To my recollection, it was one of the fund's most profitable investments ever.

[Begin Sidebar]
BEAR MARKET RESILIENCE

Resilience in down markets has helped deliver a smoother ride for shareholders. During the recent boom and bust, Capital World Growth and Income Fund participated judiciously on the upside and held up well when markets declined. For people saving for college, or a new home or retirement, protecting principal in difficult markets can mean the difference between meeting your goal or falling short of it.

                                                LOW-TO-HIGH                HIGH-TO-LOW               LOW-TO-LOW
                                              10/5/98-3/27/00            3/27/00-10/9/02           10/5/98-10/9/02
Capital World Growth
and Income Fund                                   +59.5%                     -25.9%                    +18.2%

MSCI World Index                                  +62.9                      -49.4                     -17.5

Lipper global funds
average                                           +83.7                      -43.5                      -1.3

Periods shown are determined by declines of 15% or greater in the unmanaged MSCI World Index as of November 30, 2003. Returns are with distributions reinvested. Returns for the World Index are in U.S. dollars.

Figures shown are past results and are not predictive of future results. Current results may be lower or higher than those shown. Share price and return will vary, so you may lose money. For more current information and month-end results, visit americanfunds.com. Results shown are at net asset value. If the sales charge had been deducted (maximum 5.75%), results would have been lower.
[End Sidebar]

[Begin Sidebar]
[photo of a metronome]
We aim for balance. Our thesis is that if you take care to protect yourself on the downside, you don't have to take as many risks on the upside to succeed. --STEVE BEPLER, PRESIDENT AND PORTFOLIO COUNSELOR
[End Sidebar]


RESILIENCE DURING A BOOM AND BUST

GINA: THAT EXAMPLE NEATLY ENCAPSULATES ALL OF THE MAJOR CHARACTERISTICS OF HOW WE CHOOSE COMPANIES FOR THE PORTFOLIO: FUNDAMENTAL RESEARCH, A LONG-TERM VIEW, MULTIPLE VIEWPOINTS AND A GLOBAL PERSPECTIVE. LET'S TURN NOW TO THE MORE RECENT PAST-- THE BOOM AND BUST THAT BEGAN IN THE LATE 1990S.

GREGG: In some respects, the Internet bubble may have been the greatest challenge in the fund's history. Although stock levels were soaring through the roof, in reality markets were pretty sharply bifurcated. On the one hand, technology and related sectors were climbing to unjustified levels given their future earnings capabilities; on the other hand, investors were punishing many stocks that paid dividends, no matter how solid their fundamentals. Because we pay such close attention to valuations, however, we simply refused to play the `crazy game.' So the fund suffered temporarily. Although on an absolute basis it did fairly well, it lagged behind the MSCI World Index in 1998 and 1999.

TIM: Of course, that scenario completely reversed itself in March of 2000, when the bubble burst. All of the major indexes declined for the 2000 fiscal year, but Capital World Growth and Income Fund managed to finish that period in positive territory. The next two years were even worse for the market, as the damage spread beyond the technology sector. The fund declined as well, but much less so than the indexes. If you look at the full market cycle, the fund did well for two reasons -- first, by participating judiciously on the upside, and second, by holding up so well on the downside. That balance was critical.

CARL: You know, the fund's resilience also highlighted the importance of dividends, which provided a cushion when stock prices collapsed. Longer term, reinvested dividends have made a meaningful contribution to the fund's total return. As the `mountain' chart on page 5 shows, $10,000 invested at the fund's inception has grown to roughly $35,000 if you reinvested dividends, but only $27,000 if you took dividends in cash. That's a difference of nearly 25%. What's more, the effect of compounding becomes increasingly pronounced over time.

AN APPROACH FOR ALL SEASONS

GINA: WHAT DEVELOPMENTS DO YOU SEE IN THE YEARS AHEAD THAT COULD AFFECT CAPITAL WORLD GROWTH AND INCOME FUND?

STEVE: A recent development is the change in the dividend tax rate, which should eventually have a favorable impact for income-oriented investors. Already, some businesses, such as telecommunications operators, have become more willing to pass earnings along to shareholders. The overall trend is encouraging: In 2003, the number of dividend-paying companies in the S&P 500 reached a 20-year high.

MARK: From an investment standpoint, our global growth-and-income mandate is as relevant today as it ever was. We are seeing valuations, in terms of yield and other measures, that are very attractive, particularly outside the U.S.

GREGG: Of course, none of us can predict what markets have in store. You know, 10 years ago when we rolled out Capital World Growth and Income Fund, we had no way of knowing that we were about to experience one of the most volatile market environments in recent memory. What we did know, however, was that if you got to know companies very well, paid close attention to risk and had the patience to look beyond current trends, you would have a good chance of being successful over time. That approach has certainly served shareholders well thus far and we believe it will continue to do so over the next 10 years.

[photo of Steve Bepler]
[photo of Mark Denning]
[photo of Tim Dunn]
[photo of Gregg Ireland]
[photo of Carl Kawaja]
[photo of Jim Lovelace]
[photo of Steve Watson]


                                Years of                 Years with
          Portfolio            investment                 American
         counselors            experience                   Funds

     Steve Bepler                  38                        31
     Mark Denning                  22                        22
     Tim Dunn                      18                        14
     Gregg Ireland                 31                        31
     Carl Kawaja                   16                        13
     Jim Lovelace                  22                        22
     Steve Watson                  16                        14

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital World Growth and Income Fund is managed by seven portfolio counselors, each of whom manages a portion of assets independently, in keeping with the fund's objective. The benefits of the multiple portfolio counselor system, which is employed by all of the American Funds, include: a history of consistent long-term results, a range of investment styles, manageable pools of assets and continuity of investment approach. An additional portion of fund assets is managed by about three dozen research analysts who likewise pursue their highest conviction ideas.

INVESTMENT PORTFOLIO  November 30, 2003


[begin pie chart]
                                                      PERCENT
                                                       OF NET
INDUSTRY DIVERSIFICATION                               ASSETS

Diversified Telecommunication Services                     7.12 %
Commercial Banks                                           7.02
Metals & Mining                                            6.03
Beverages & Tobacco                                        5.46
Pharmaceuticals                                            4.72
Bonds & notes                                              1.01
Other industries                                          55.40
Cash & equivalents                                        13.24

[end pie chart]


                                                                                                        Shares            Market
EQUITY SECURITIES (COMMON AND PREFERRED STOCKS AND CONVERTIBLE                                    or principal             value
  DEBENTURES) - 85.75%                                                                                 amount              (000)
DIVERSIFIED TELECOMMUNICATION SERVICES  -  7.12%
Portugal Telecom, SA (Portugal)                                                                     15,810,000     $     148,732
Telekom Austria AG (Austria) (1)                                                                     8,740,000           101,388
SBC Communications Inc. (USA)                                                                        3,800,000            88,464
Telecom Italia SpA, nonvoting (Italy) (1)                                                           45,870,596            87,679
TDC A/S (Denmark)                                                                                    2,352,568            78,861
Swisscom AG (Switzerland)                                                                              259,389            77,997
Telefonica, SA (Spain)                                                                               5,973,120            77,308
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                                1,996,600            66,067
Telefonos de Mexico, SA de CV 4.25% convertible debentures 2004                                $     9,220,000            10,626
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk,
 Class B (Indonesia)                                                                                96,837,500            70,065
BCE Inc. (Canada)                                                                                    2,907,166            64,726
Verizon Communications Inc. (USA)                                                                    1,750,000            57,347
Chunghwa Telecom Co., Ltd. (ADR) (Taiwan)                                                            3,400,000            49,946
Royal KPN NV (Netherlands) (1)                                                                       6,088,400            47,718
BT Group PLC (United Kingdom)                                                                       14,000,000            41,863
Deutsche Telekom AG (Germany) (1)                                                                      994,500            16,507
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006                  Euro        12,000,000            16,257
France Telecom, SA (France) (1)                                                                        956,000            24,632
Telecom Corp. of New Zealand Ltd. (New Zealand)                                                      6,187,900            20,561
KT Corp. (South Korea)                                                                                 520,000            20,073
TELUS Corp., nonvoting (Canada)                                                                        764,945            13,686
Singapore Telecommunications Ltd. (Singapore)                                                        6,171,000             6,410
NTL Inc. (USA) (1)                                                                                      77,003             5,018
NTL Europe, Inc., Series A, 10.00% preferred 2023 (France)                                                 129                 1


COMMERCIAL BANKS  -  7.02%
DEPFA BANK PLC (Ireland)                                                                             1,461,107           167,569
Societe Generale (France)                                                                            2,090,000           167,311
ABN AMRO Holding NV (Netherlands)                                                                    6,324,440           139,154
Bank of America Corp. (USA)                                                                          1,200,000            90,516
HSBC Holdings PLC (United Kingdom)                                                                   4,562,063            69,170
HSBC Holdings PLC (Hong Kong)                                                                        1,372,282            21,027
Toronto-Dominion Bank (Canada)                                                                       2,544,700            80,362
Royal Bank of Scotland Group PLC (United Kingdom)                                                    2,205,000            61,590
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005,
 units (Japan)                                                                                   3,750,000,000            60,659
DnB Holding ASA (Norway)                                                                             7,600,000            45,921
Wachovia Corp. (USA)                                                                                   724,000            33,123
Bank of Nova Scotia (Canada)                                                                           600,000            29,655
Wells Fargo & Co. (USA)                                                                                500,000            28,665
Westpac Banking Corp. (Australia)                                                                    2,449,210            27,123
Royal Bank of Canada (Canada)                                                                          518,400            24,667
National Australia Bank Ltd. (Australia)                                                             1,000,000            20,932
FleetBoston Financial Corp. (USA)                                                                      500,000            20,300
Svenska Handelsbanken Group, Class A (Sweden)                                                        1,029,300            19,018
Bank of the Philippine Islands (Philippines)                                                        20,568,480            15,907
Bank Austria Creditanstalt (Austria) (1)                                                               350,000            15,897
Malayan Banking Bhd. (Malaysia)                                                                      5,235,300            13,777
HBOS PLC (United Kingdom)                                                                            1,070,000            13,443
Skandinaviska Enskilda Banken AB, Class A (Sweden)                                                     800,000            10,437


METALS & MINING  -  6.03%
Cia. Vale do Rio Doce, Class A, preferred nominative (Brazil)                                        3,938,800           152,953
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                       747,000            32,711
Freeport-McMoRan Copper & Gold Inc., Class B (USA)                                                   3,569,800           155,393
Barrick Gold Corp. (Canada)                                                                          6,090,000           136,355
Phelps Dodge Corp. (USA) (1)                                                                         1,500,000            95,520
Gold Fields Ltd. (South Africa)                                                                      6,500,000            89,937
Anglogold Ltd. (South Africa)                                                                        1,500,000            72,262
Impala Platinum Holdings Ltd. (South Africa)                                                           702,389            66,263
Newcrest Mining Ltd. (Australia)                                                                     6,000,000            55,588
Yanzhou Coal Mining Co. Ltd., Class H (China)                                                       50,800,000            41,209
POSCO (South Korea)                                                                                    333,000            39,616
Xstrata PLC (United Kingdom)                                                                         3,000,000            30,668
Alumina Ltd. (Australia)                                                                             7,143,900            30,507
Arcelor SA 3.875% convertible preferred 2005 (Luxembourg)                                              410,000            10,245


BEVERAGES & TOBACCO  -  5.46%
Altria Group, Inc. (USA)                                                                             5,766,500           299,858
Diageo PLC (United Kingdom)                                                                         10,800,000           134,754
Foster's Group Ltd. (Australia)                                                                     36,214,319           115,332
R.J. Reynolds Tobacco Holdings, Inc. (USA)                                                           1,900,000           104,880
Orkla AS (Norway)                                                                                    2,985,714            66,338
Imperial Tobacco Group PLC (United Kingdom)                                                          3,291,413            60,327
Swedish Match AB (Sweden)                                                                            5,500,550            49,541
Gallaher Group PLC (United Kingdom)                                                                  3,601,373            36,723
Coca-Cola HBC SA (Greece)                                                                              712,182            15,585
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                                    353,700            12,160
SABMiller PLC (South Africa)                                                                           850,716             8,499
UST Inc. (USA)                                                                                         200,000             7,198
Wolverhampton & Dudley Breweries, PLC (United Kingdom)                                                 251,493             3,242


PHARMACEUTICALS  -  4.72%
AstraZeneca PLC (Sweden)                                                                             4,467,000           205,600
AstraZeneca PLC  (United Kingdom)                                                                      325,000            14,761
Novo Nordisk A/S, Class B (Denmark)                                                                  2,644,800           101,444
Forest Laboratories, Inc. (USA) (1)                                                                  1,650,840            90,202
Sepracor Inc. (USA) (1)                                                                              1,500,000            37,170
Sepracor Inc. 5.75% convertible notes 2006                                                     $    30,000,000            28,987
Sepracor Inc. 5.75% convertible notes 2006 (2)                                                 $    10,000,000             9,662
Eli Lilly and Co. (USA)                                                                              1,050,000            71,988
Sanofi-Synthelabo (France)                                                                             944,000            63,918
Shionogi & Co., Ltd. (Japan)                                                                         3,841,000            63,526
Pfizer Inc (USA)                                                                                     1,035,000            34,724
Bristol-Myers Squibb Co. (USA)                                                                       1,140,000            30,039
Elan Corp., PLC (ADR) (Ireland) (1)                                                                  3,055,500            16,683
Elan Finance Corp. Ltd. 0% convertible notes 2018                                              $    12,000,000             7,305
Merck KGaA (Germany)                                                                                   378,221            14,831


OIL & GAS  -  4.64%
Shell Canada Ltd. (Canada)                                                                           3,418,100           145,639
Canadian Oil Sands Trust (Canada) (2)                                                                2,175,000            69,609
Canadian Oil Sands Trust                                                                             1,779,366            56,947
"Shell" Transport and Trading Co., PLC (ADR) (United Kingdom)                                        1,325,000            51,211
"Shell" Transport and Trading Co., PLC                                                               2,850,000            18,050
Royal Dutch Petroleum Co. (Netherlands)                                                                580,000            26,051
Royal Dutch Petroleum Co. (New York registered)                                                        460,000            20,654
Petro-Canada (Canada)                                                                                2,475,000           106,314
Norsk Hydro ASA (Norway)                                                                             1,461,100            83,676
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR) (Brazil)                               1,550,000            37,308
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                       1,160,000            26,123
Husky Energy Inc. (Canada)                                                                           3,745,000            62,701
ENI SpA (Italy)                                                                                      1,500,000            25,567
Unocal Corp. (USA)                                                                                     540,000            17,161
Sunoco, Inc. (USA)                                                                                     325,000            15,603
Sasol Ltd. (South Africa)                                                                            1,100,000            14,008


FOOD PRODUCTS  -  3.79%
Koninklijke Numico NV, Class C (Netherlands) (1)                                                     8,080,000           205,281
Unilever NV (New York registered) (Netherlands)                                                      1,840,000           110,584
Unilever NV                                                                                          1,025,000            61,479
Nissin Food Products Co., Ltd. (Japan)                                                               5,520,000           131,321
Nestle SA (Switzerland)                                                                                390,000            90,708
Unilever PLC (United Kingdom)                                                                        2,100,000            18,251
Groupe Danone (France)                                                                                 104,500            16,280


INSURANCE  -  3.50%
PartnerRe Holdings Ltd. (polynational)                                                               1,875,000           104,475
Mitsui Sumitomo Insurance Co., Ltd. (Japan)                                                         12,064,000            90,012
Allstate Corp. (USA)                                                                                 1,700,000            68,646
Chubb Corp. (USA)                                                                                    1,027,000            67,217
XL Capital Ltd., Class A (USA)                                                                         655,000            49,256
Sompo Japan Insurance Inc. (Japan)                                                                   6,000,000            44,548
Berkshire Hathaway Inc., Class A (USA) (1)                                                                 444            37,185
AEGON NV (Netherlands)                                                                               1,832,000            24,436
Aioi Insurance Co. Ltd. (Japan)                                                                      5,561,000            18,841
Sun Life Financial Inc. (formerly Sun Life Financial Services of Canada Inc.)
 (Canada)                                                                                              726,480            17,698
NIPPONKOA Insurance Co., Ltd. (Japan)                                                                3,725,000            17,689
QBE Insurance Group Ltd. (Australia)                                                                 2,370,136            17,481
Millea Holdings, Inc. (Japan)                                                                            1,546            16,660
Travelers Property Casualty Corp. 4.50% convertible subordinated notes 2032(USA)                $      500,000            11,905


ELECTRIC UTILITIES  -  3.08%
Scottish Power PLC (United Kingdom)                                                                 24,740,000           153,066
Korea Electric Power Corp. (South Korea)                                                             6,364,240           134,221
E.ON AG (Germany)                                                                                    1,425,000            80,775
Southern Co. (USA)                                                                                   1,200,000            35,124
Korea Deposit Insurance Corp. 2.25% convertible debentures 2005 (South Korea)(2)               $    17,700,000            21,904
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004 (USA)                                   365,400 units      20,079
American Electric Power Co., Inc. (USA)                                                                700,000            19,383
FPL Group, Inc. (USA)                                                                                  300,000            19,065
Consolidated Edison, Inc. (USA)                                                                        362,000            14,589
Ameren Corp. (USA)                                                                                     250,000            11,032
Xcel Energy Inc. (USA)                                                                                 206,200             3,444
DTE Energy Co. (USA)                                                                                    87,100             3,285


SPECIALTY RETAIL  -  2.64%
Lowe's Companies, Inc. (USA)                                                                         1,550,000            90,365
Yamada Denki Co., Ltd. (Japan)                                                                       2,470,000            73,310
Dixons Group PLC (United Kingdom)                                                                   30,882,596            72,548
Limited Brands, Inc. (USA)                                                                           3,176,900            56,930
Gap, Inc. (USA)                                                                                      1,100,000            23,650
Gap, Inc. 5.75% convertible notes 2009 (2)                                                     $    15,000,000            21,994
Kingfisher PLC (United Kingdom)                                                                      9,270,288            43,994
Kesa Electricals PLC (United Kingdom)                                                                9,105,010            38,391
CarMax, Inc. (USA) (1)                                                                                 650,000            21,404


REAL ESTATE  -  2.59%
Hang Lung Properties Ltd. (Hong Kong)                                                               46,000,000            56,861
Hongkong Land Holdings Ltd. (Hong Kong)                                                             35,858,900            56,298
Sun Hung Kai Properties Ltd. (Hong Kong)                                                             6,757,500            54,382
Hysan Development Co. Ltd. (Hong Kong)                                                              30,550,593            43,664
Hang Lung Group Ltd. (Hong Kong)                                                                    27,537,000            33,330
Nippon Building Fund, Inc. (Japan)                                                                       4,620            29,070
Developers Diversified Realty Corp. (USA)                                                              900,000            28,359
Japan Real Estate Investment Corp. (Japan)                                                               4,600            28,062
Plum Creek Timber Co., Inc. (USA)                                                                    1,027,500            27,362
Kerry Properties Ltd. (Hong Kong)                                                                   18,140,161            23,358
Kimco Realty Corp. (USA)                                                                               525,000            23,100
Unibail Holding (France)                                                                               232,700            20,636
SM Prime Holdings, Inc. (Philippines)                                                               52,885,000             6,183
Security Capital Global Realty (Luxembourg)  (1) (2) (3)                                               126,752             2,142
HKR International Ltd. (Hong Kong) (1)                                                               4,824,800             1,538


AUTOMOBILES  -  2.30%
Toyota Motor Corp. (Japan)                                                                           3,570,000           107,263
Fuji Heavy Industries Ltd. (Japan)                                                                  13,419,000            63,602
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
 2032 (USA)                                                                                          1,172,950            58,518
Suzuki Motor Corp. (Japan)                                                                           2,865,000            40,581
Honda Motor Co., Ltd. (Japan)                                                                          750,000            30,685
Bayerische Motoren Werke AG (Germany)                                                                  617,000            27,159
Hyundai Motor Co., nonvoting preferred, Series 2 (South Korea)                                       1,407,550            25,411
General Motors Corp. (USA)                                                                             375,000            16,042
Nissan Motor Co., Ltd. (Japan)                                                                       1,400,000            16,007


DIVERSIFIED FINANCIAL SERVICES  -  2.25%
ING Groep NV (Netherlands)                                                                           7,822,468           167,521
Fortis (Belgium)                                                                                     4,000,000            74,780
Investor AB, Class B (Sweden)                                                                        5,333,090            48,386
Wharf (Holdings) Ltd. (Hong Kong)                                                                   11,000,000            27,478
Swire Pacific Ltd., Class A (Hong Kong)                                                              4,500,000            26,654
Brascan Corp., Class A (Canada)                                                                        743,000            22,060
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)                                                    4,624,000             9,467


CHEMICALS  -  2.08%
Potash Corp. of Saskatchewan Inc. (Canada)                                                           1,110,000            90,065
Lyondell Chemical Co. (USA)                                                                          3,400,000            50,456
Formosa Chemicals & Fibre Corp. (Taiwan)                                                            31,750,000            48,416
Formosa Plastics Corp. (Taiwan)                                                                     31,750,000            47,020
Dow Chemical Co. (USA)                                                                               1,250,000            46,937
DSM NV (Netherlands)                                                                                   834,828            38,468
Nan Ya Plastics Corp. (Taiwan)                                                                      20,000,000            26,393


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.08%
Samsung SDI Co., Ltd. (South Korea)                                                                  1,015,000           103,020
Solectron Corp. (USA) (1)                                                                            6,750,000            39,488
Solectron Corp. 7.25% ACES convertible preferred 2004                                                  800,000            13,104
Solectron Corp. 0% LYON convertible notes 2020                                                 $    16,000,000             9,120
Flextronics International Ltd. (Singapore) (1)                                                       3,000,000            48,090
Hoya Corp. (Japan)                                                                                     430,000            37,699
Electrocomponents PLC (United Kingdom)                                                               5,000,000            29,472
Agilent Technologies, Inc. (USA) (1)                                                                   950,000            26,866
Orbotech Ltd. (Israel) (1)                                                                           1,035,500            24,386
Murata Manufacturing Co., Ltd. (Japan)                                                                 274,000            15,489
Kyoden Co., Ltd. (Japan)                                                                               200,000               970


WIRELESS TELECOMMUNICATION SERVICES  -  2.03%
Vodafone Group PLC (United Kingdom)                                                                 64,804,642           148,891
AT&T Wireless Services, Inc. (USA) (1)                                                              10,750,000            80,625
Sprint Corp. 7.125% convertible preferred 2004 (USA)                                                 3,800,000 units      22,990
Advanced Info Service PCL (Thailand)                                                                13,263,300            21,607
China Unicom Ltd. (China)                                                                           20,409,600            19,841
KDDI Corp. (Japan)                                                                                       3,000            15,644
America Movil SA de CV, Series L (ADR) (Mexico)                                                        600,000            15,384
Dobson Communications Corp., Class A (USA) (1) (2)                                                   1,287,280             7,595
Crown Castle International Corp. 6.25% convertible preferred 2012 (USA) (1)                            158,800             6,670
Crown Castle International Corp. (1)                                                                    10,919               136


THRIFTS & MORTGAGE FINANCE  -  1.75%
Housing Development Finance Corp. Ltd. (India)                                                      10,667,500           129,296
Housing Development Finance Corp. Ltd. (2)                                                             940,000            11,393
Washington Mutual, Inc. (USA)                                                                        2,000,000            91,620
Freddie Mac (USA)                                                                                      600,000            32,652
Fannie Mae (USA)                                                                                       400,000            28,000


PAPER & FOREST PRODUCTS  -  1.69%
Norske Skogindustrier ASA, Class A (Norway)                                                          3,075,000            59,077
Georgia-Pacific Corp., Georgia-Pacific Group (USA)                                                   1,998,300            54,534
UPM-Kymmene Corp. (Finland)                                                                          2,784,000            51,480
Stora Enso Oyj (ADR) (Finland)                                                                       1,086,300            14,470
Stora Enso Oyj, Class R                                                                              1,000,000            13,458
International Paper Co. (USA)                                                                          600,000            22,326
Holmen AB, Class B (Sweden)                                                                            620,000            21,515
M-real Oyj, Class B (Finland)                                                                        2,369,500            21,467
Sappi Ltd. (South Africa)                                                                            1,239,000            15,965
Aracruz Celulose SA, Class B, preferred nominative (ADR) (Brazil)                                      308,000             8,285

CAPITAL MARKETS  -  1.59%
J.P. Morgan Chase & Co. (USA)                                                                        3,861,500           136,543
Allied Capital Corp. (USA)                                                                           3,548,000            96,789
Deutsche Bank AG (Germany)                                                                             470,000            32,759

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  1.58%
Agere Systems Inc. 6.50% convertible notes 2009 (USA)                                          $    34,000,000            50,575
Agere Systems Inc., Class A (1)                                                                      6,465,156            22,887
ASML Holding NV (New York registered)(Netherlands) (1)                                               2,000,000            37,640
ASML Holding NV 5.50% convertible notes 2010                                            Euro        17,450,000            29,904
Samsung Electronics Co., Ltd. (South Korea)                                                             95,000            36,751
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                                            19,368,720            36,068
KLA-Tencor Corp. (USA) (1)                                                                             300,000            17,583
Texas Instruments Inc. (USA)                                                                           558,500            16,621
Linear Technology Corp. (USA)                                                                          375,000            16,178


MEDIA  -  1.55%
Time Warner Inc. (formerly AOL Time Warner) (USA) (1)                                                7,360,000           119,821
John Fairfax Holdings Ltd. (Australia)                                                              14,420,104            36,322
Mediaset SpA (Italy)                                                                                 2,500,000            28,342
News Corp. Ltd., preferred (Australia)                                                               3,580,739            25,244
Viacom Inc., Class B, nonvoting (USA)                                                                  500,000            19,660
EMI Group PLC (United Kingdom)                                                                       3,550,000            10,371
Comcast Corp., Class A (USA) (1)                                                                       323,500            10,151
SCMP Group Ltd. (Hong Kong)                                                                         19,760,671             9,033
Antena 3 Television, SA (Spain) (1)                                                                     10,053               423
UnitedGlobalCom, Inc., Class A (USA) (1) (2) (3)                                                        20,092               131


HEALTH CARE PROVIDERS & SERVICES  -  1.27%
Fresenius Medical Care AG (Germany)                                                                    970,000            61,575
Fresenius Medical Care AG, preferred                                                                 1,300,000            59,824
CIGNA Corp. (USA)                                                                                      900,000            48,285
HCA Inc. (USA)                                                                                       1,030,000            43,167


HOTELS, RESTAURANTS & LEISURE  -  1.22%
Rank Group PLC (United Kingdom)                                                                     13,700,000            68,375
InterContinental Hotels Group PLC (United Kingdom)                                                   4,823,267            44,596
Harrah's Entertainment, Inc. (USA)                                                                     750,000            35,903
J D Wetherspoon PLC (United Kingdom)                                                                 6,159,424            28,615
Carnival Corp., units (USA)                                                                            700,000            24,633
Greene King PLC (United Kingdom)                                                                       104,799             1,509


MULTI-UTILITIES & UNREGULATED POWER  -  1.17%
National Grid Transco PLC (United Kingdom)                                                          13,745,000            92,965
National Grid Transco PLC (ADR)                                                                        439,725            15,030
Williams Companies, Inc. 9.00% FELINE PACS convertible preferred 2005 (USA)                           2,480,000 units     31,521
Williams Companies, Inc.                                                                             1,337,300            12,544
Duke Energy Corp. (USA)                                                                                986,700            17,800
Equitable Resources, Inc. (USA)                                                                        375,000            15,450
United Utilities PLC (United Kingdom)                                                                1,000,000             8,510
United Utilities PLC, Class A (1)                                                                      555,555             2,861


INDUSTRIAL CONGLOMERATES  -  1.17%
Tyco International Ltd. (USA)                                                                        5,500,000           126,225
General Electric Co. (USA)                                                                           1,900,000            54,473
Wesfarmers Ltd. (Australia)                                                                            770,000            15,717


COMPUTERS & PERIPHERALS  -  1.17%
Sun Microsystems, Inc. (USA) (1)                                                                    20,500,000            87,535
International Business Machines Corp. (USA)                                                            590,000            53,419
Hewlett-Packard Co. (USA)                                                                            1,812,500            39,313
Quanta Computer Inc. (Taiwan)                                                                        4,212,461             9,944
Dell Inc. (formerly Dell Computer Corp.) (USA) (1)                                                     150,000             5,175


GAS UTILITIES  -  0.97%
Gas Natural SDG, SA (Spain)                                                                          5,219,500           107,524
Enbridge Inc. (Canada)                                                                                 907,283            36,384
NiSource Inc.  (USA)                                                                                   900,000            18,675


FOOD & STAPLES RETAILING  -  0.94%
Koninklijke Ahold NV (Netherlands) (1)                                                               7,567,700            54,596
Koninklijke Ahold NV, rights, expire 2003 (1)                                                        7,567,700             7,074
Woolworths Ltd. (Australia)                                                                          5,590,676            45,888
Loblaw Companies Ltd. (Canada)                                                                         630,000            29,953
Albertson's, Inc. (USA)                                                                                600,000            12,768
Coles Myer Ltd. (Australia)                                                                          1,258,300             6,776


OFFICE ELECTRONICS  -  0.69%
Xerox Corp. (USA) (1)                                                                                6,500,000            79,170
Xerox Capital Trust II 7.50% convertible preferred 2021 (2)                                            500,000            35,875


HOUSEHOLD DURABLES  -  0.56%
Daito Trust Construction Co., Ltd. (Japan)                                                           2,813,900            79,406
Sony Corp. (Japan)                                                                                     435,400            15,110


AEROSPACE & DEFENSE  -  0.54%
Singapore Technologies Engineering Ltd. (Singapore)                                                 45,200,000            51,671
Raytheon Co. - RC Trust I 8.25% convertible preferred 2006 (USA)                                      380,000 units       19,494
BAE SYSTEMS PLC (United Kingdom)                                                                     6,471,800            19,408


OTHER  -  3.77%
Schneider SA (France)                                                                                1,023,000            63,015
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation
 certificates (Mexico)                                                                              23,396,100            58,172
QUALCOMM Inc. (USA)                                                                                  1,225,000            54,574
Target Corp. (USA)                                                                                   1,247,500            48,303
Infosys Technologies Ltd. (India)                                                                      371,378            40,013
Deutsche Lufthansa AG (Germany)                                                                      2,500,000            38,199
Capital One Financial Corp. 6.25% Upper DECS 2005  (USA)                                               600,000 units      27,822
Sonoco Products Co. (USA)                                                                            1,200,000            25,680
Li & Fung Ltd. (Hong Kong)                                                                          13,000,000            22,263
Brambles Industries Ltd. (Australia)                                                                 6,600,000            21,831
IHC Caland NV (Netherlands)                                                                            418,259            19,548
Uni-Charm Corp. (Japan)                                                                                398,000            19,009
Asahi Diamond Industrial Co., Ltd. (Japan) (4)                                                       3,950,000            18,722
Motorola, Inc. 7.00% convertible preferred 2004 (USA)                                                  400,000 units      17,244
Smurfit-Stone Container Corp. (USA) (1)                                                                974,200            15,938
TPG NV (Netherlands)                                                                                   716,400            15,454
Microsoft Corp. (USA)                                                                                  600,000            15,420
Vedior NV (Netherlands)                                                                                985,700            14,919
Qantas Airways Ltd. (Australia)                                                                      6,021,000            14,512
Volvo AB, Class B (Sweden)                                                                             497,450            14,396
Schlumberger Ltd. (USA)                                                                                300,000            14,076
Singapore Post Private Ltd. (Singapore)                                                             32,160,000            12,877
Brambles Industries PLC (United Kingdom)                                                             4,000,000            12,013
Fluor Corp. (USA)                                                                                      257,900             9,455
Corning Inc. 3.50% convertible debentures 2008 (USA)                                           $     7,000,000             9,205
Zhejiang Expressway Co. Ltd., Class H (China)                                                        9,039,300             5,558
Juniper Networks, Inc. 4.75% convertible subordinated notes 2007 (USA)                         $     2,593,000             2,697
TI Automotive Ltd., Class A (United Kingdom) (1) (3)                                                 1,068,000                 0


MISCELLANEOUS  -  2.79%
Other equity securities in initial period of acquisition                                                                 467,868


TOTAL EQUITY SECURITIES (cost: $11,337,489,000)                                                                       14,357,441



                                                                                                     Principal            Market
                                                                                                        amount             value
BONDS & notes - 1.01%                                                                                     (000)             (000

WIRELESS TELECOMMUNICATION SERVICES  -  0.28%
AT&T Wireless Services, Inc. 8.125% 2012                                                        $       40,750     $      46,598


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.16%
Solectron Corp. 9.625% 2009                                                                             15,000            16,650
Flextronics International Ltd. 6.50% 2013                                                               10,000            10,050


FOOD & STAPLES RETAILING  -  0.14%
Ahold Finance U.S.A., Inc. 8.25% 2010                                                                   12,990            14,224
Ahold Finance U.S.A., Inc. 6.25% 2009                                                                    9,065             9,156


DIVERSIFIED TELECOMMUNICATION SERVICES  -  0.11%
TeleWest PLC 11.00% 2007  (5)                                                                           31,493            18,502


MULTI-UTILITIES & UNREGULATED POWER  -  0.10%
El Paso Corp. 7.875% 2012                                                                               14,500            12,833
Southern Natural Gas Co. 8.00% 2032                                                                      3,615             3,669
Northwest Pipeline Corporation 8.125% 2010                                                                 500               556


AIRLINES  -  0.07%
British Airways PLC 8.75% 2016 (6)                                                      Pound            7,000            12,167


HEALTH CARE PROVIDERS & SERVICES  -  0.06%
HCA - The Healthcare Co. 8.75% 2010                                                             $        9,000            10,458


OIL & GAS  -  0.05%
Premcor Refining Group Inc. 7.50% 2015                                                                   8,000             8,240


ELECTRICAL EQUIPMENT  -  0.04%
Elektrim Finance BV 2.00% 2005 (3) (7)                                                  Euro             6,230             6,346


PAPER & FOREST PRODUCTS  -  0.00%
APP International Finance Co. BV 11.75% 2005 (5)                                                $        1,150               489



TOTAL BONDS & NOTES (cost: $154,866,000)                                                                                 169,938



                                                                                                     Principal            Market
                                                                                                        amount             value
SHORT-TERM SECURITIES - 12.83%                                                                            (000)             (000

CORPORATE SHORT-TERM NOTES  -  12.53%
BNP Paribas Finance Inc. 1.04%-1.07% due 12/15/2003-1/23/2004                                   $      100,000     $      99,906
Bank of Ireland 1.04%-1.09% due 12/22/2003-2/13/2004 (2)                                               100,000            99,871
Dexia Delaware LLC 1.04%-1.075% due 12/5/2003-2/23/2004                                                100,000            99,865
KfW International Finance Inc. 1.03%-1.07% due 12/9/2003-2/24/2004 (2)                                 100,000            99,854
Danske Corp. 1.05%-1.07% due 12/19/2003-2/24/2004                                                      100,000            99,831
Credit Lyonnais N.A. Inc. 1.04%-1.09% due 12/5/2003-2/23/2004                                          100,000            99,819
Toronto-Dominion Holdings USA Inc. 1.05%-1.08% due 12/18/2003-2/12/2004                                100,000            99,799
Westpac Trust Securities NZ Ltd. 1.06%-1.09% due 12/2/2003-2/13/2004                                   100,000            99,796
UBS Finance (Delaware) LLC 1.02%-1.08% due 12/1/2003-2/17/2004                                          93,200            93,085
Stadshypotek Delaware Inc. 1.05% due 12/1-12/3/2003 (2)                                                 33,400            33,398
Svenska Handelsbanken Inc. 1.08% due 1/26-2/6/2004                                                      50,000            49,904
Alcon Capital Corp 1.04%-1.07% due 12/4/2003-2/19/2004 (2)                                              80,000            79,867
TotalFinaElf Capital SA 1.02%-1.04% due 12/8-12/17/2003 (2)                                             75,000            74,969
Shell Finance (U.K.) PLC 1.03%-1.07% due 12/10/2003-2/5/2004                                            50,000            49,941
Shell Finance (U.K.) PLC 1.08% due 3/11/2004 (2)                                                        25,000            24,921
Societe Generale North America Inc. 1.04%-1.05% due 12/10/2003-1/13/2004                                65,000            64,942
Bank of Nova Scotia 1.06%-1.09% due 1/26-2/11/2004                                                      65,000            64,869
Rio Tinto PLC 1.02%-1.08% due 12/2/2003-1/14/2004 (2)                                                   60,000            59,966
ANZ (Delaware) Inc. 1.04% due 12/8-12/9/2003                                                            50,000            49,987
Rabobank Nederland NV 1.02%-1.05% due 12/3-12/16/2003                                                   50,000            49,983
BMW U.S. Capital Corp. 1.02% due 12/16-12/18/2003                                                       50,000            49,976
Barclays U.S. Funding Corp. 1.05%-1.055% due 12/2/2003-1/13/2004                                        50,000            49,956
Aventis S.A. 1.03%-1.07% due 12/4/2003-1/22/2004 (2)                                                    50,000            49,950
Spintab AB (Swedmortgage) 1.05%-1.085% due 12/11/2003-1/22/2004                                         50,000            49,946
American Honda Finance Corp. 1.02%-1.07% due 12/22/2003-1/27/2004                                       50,000            49,944
Edison Asset Securitization LLC 1.07%-1.09% due 1/7-1/23/2004 (2)                                       50,000            49,935
Royal Bank of Scotland PLC 1.08% due 1/16/2004                                                          50,000            49,928
ABN AMRO North America Finance Inc. 1.06%-1.08% due 1/14-2/3/2004                                       50,001            49,907
ING (U.S.) Funding LLC 1.08%-1.09% due 1/21-2/10/2004                                                   50,000            49,905
Allied Irish Banks N.A. Inc. 1.05%-1.055% due 12/19/2003                                                37,500            37,479
Royal Bank of Canada 1.05% due 12/5-12/19/2003                                                          25,000            24,992
HSBC USA Inc. 1.07% due 1/13/2004                                                                       25,000            24,966
Sony Capital Corp. 1.05%-1.06% due 12/17/2003 (2)                                                       20,000            19,990
Siemens Capital Corp. 1.05% due 1/5/2004                                                                16,500            16,482
Electricite de France 1.04% due 12/3/2003                                                               15,000            14,999
Telstra Corp. Ltd. 1.06% due 12/31/2003                                                                 15,000            14,986


CERTIFICATES OF DEPOSIT  -  0.30%
HBOS Treasury Services PLC 1.09%-1.12% due 1/28/2004                                                    50,000            49,999

TOTAL SHORT-TERM SECURITIES (cost: $2,147,982,000)                                                                     2,147,913


TOTAL INVESTMENT SECURITIES (cost: $13,640,337,000)                                                                   16,675,292

New Taiwanese Dollar (cost: $5,526,000)                                                             NT$182,768             5,360
Other assets less liabilities                                                                                             63,113

NET ASSETS                                                                                                           $16,743,765

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Valued under fair value procedures adopted by authority of the Board of Directors.
(4) The fund owns 5.46% of the outstanding voting securities of Asahi Diamond Industrial Co., Ltd., and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(5) Company not making scheduled interest payments;
    bankruptcy proceedings pending.
(6) Coupon rate may change periodically.
(7) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

ADR = American Depositary Receipts

See Notes to Financial Statements



EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE MAY 31, 2003:

Advanced Info Service
Agilent
Antena 3 Television
Aracruz Celulos
Bank Austria
Brascan
BT Group
Chunghwa Telecom
CIGNA
Coles Myer
Consolidated Edison
Daito Trust Construction
DEPFA BANK
Deutsche Bank
Diageo
DnB Holding
Dobson Communications
DTE Energy
EMI Group
Equitable Resources
Fannie Mae
Formosa Chemicals & Fibre
Formosa Plastics
Fortis
FPL Group
Harrah's Entertainment
InterContinental Hotels Group
John Fairfax Holdings
Koninklijke Ahold
Korea Electric Power
KT
Malayan Banking
Merck KGaA
Nan Ya Plastics
Potash Corp. of Saskatchewan
Quanta Computer
Rank Group
Royal Bank of Scotland Group
SABMiller
Singapore Post
Singapore Technologies Engineering
Svenska Handelsbanken
TDC
Toyota Motor
TPG
Uni-Charm
Vedior
Verizon Communications
Wells Fargo
Wesfarmers
Xcel Energy
Yamada Denki




EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE MAY 31, 2003:


ABB
Allied Irish Banks
AT&T
Australian Gas Light
BOC Group
British Airways
Chubb PLC
EULER & HERMES
Gencor
Great Eagle Holdings
Greek Organization of Football Prognostics
H.J. Heinz
Hang Seng Bank
Hays
Invensys
James Hardie Industries
KirchPayTV GmbH
Lloyds TSB Group
Mercury General
Munchener Ruckversicherungs-Gesellschaft
Nextel Communications
NICOR
Panafon
Pinnacle West Capital
Promina Group
Robert Half International
Siemens
Village Roadshow



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES            (dollars and shares in thousands,
at November 30, 2003                                   except per-share amounts)


ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $13,619,242)                                                       $16,656,570
  Affiliated issuers (cost: $21,095)                                                                  18,722            16,675,292
 Cash denominated in non-U.S. currencies                                                                                     5,360
  (cost: $5,526)
 Cash                                                                                                                           35
 Receivables for:
  Sales of investments                                                                                12,751
  Sales of fund's shares                                                                             107,372
  Dividends and interest                                                                              36,042
  Other                                                                                                  135               156,300
                                                                                                                        16,836,987
LIABILITIES:
 Payables for:
  Purchases of investments                                                                            65,042
  Repurchases of fund's shares                                                                         6,451
  Investment advisory services                                                                         5,413
  Services provided by affiliates                                                                      8,725
  Deferred Directors' compensation                                                                       548
  Other fees and expenses                                                                              7,043                93,222
NET ASSETS AT NOVEMBER 30, 2003                                                                                        $16,743,765

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                            $13,470,415
 Undistributed net investment income                                                                                        72,260
 Undistributed net realized gain                                                                                           172,399
 Net unrealized appreciation                                                                                             3,028,691
NET ASSETS AT NOVEMBER 30, 2003                                                                                        $16,743,765

TOTAL AUTHORIZED CAPITAL STOCK - 1,000,000 SHARES, $.01 PAR VALUE

                                                             Net assets      Shares outstanding         Net asset value per share(1)

Class A                                                     $14,703,266                 513,742                     $28.62
Class B                                                         536,616                  18,830                      28.50
Class C                                                         614,443                  21,612                      28.43
Class F                                                         469,821                  16,434                      28.59
Class 529-A                                                      92,452                   3,234                      28.59
Class 529-B                                                      17,654                     619                      28.51
Class 529-C                                                      29,227                   1,025                      28.50
Class 529-E                                                       5,072                     178                      28.56
Class 529-F                                                       1,493                      52                      28.59
Class R-1                                                         4,968                     174                      28.50
Class R-2                                                        57,338                   2,015                      28.45
Class R-3                                                        76,426                   2,679                      28.53
Class R-4                                                        24,667                     863                      28.60
Class R-5                                                       110,322                   3,853                      28.63

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $30.37 and $30.33, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended November 30, 2003                      (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $25,347; also includes
            $354 from affiliates)                                                                  $ 375,778
  Interest (net of non-U.S. withholding
            tax of $29)                                                                               52,206              $427,984

 Fees and expenses:
  Investment advisory services                                                                        50,748
  Distribution services                                                                               35,706
  Transfer agent services                                                                             10,752
  Administrative services                                                                              1,694
  Reports to shareholders                                                                                456
  Registration statement and prospectus                                                                  552
  Postage, stationery and supplies                                                                     1,284
  Directors' compensation                                                                                347
  Auditing and legal                                                                                     102
  Custodian                                                                                            3,355
  State and local taxes                                                                                  156
  Other                                                                                                  118
  Total expenses before reimbursement                                                                105,270
   Reimbursement of expenses                                                                             186               105,084
 Net investment income                                                                                                     322,900

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                                        240,790
  Non-U.S. currency transactions                                                                      (3,803)              236,987
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                      2,773,471
  Non-U.S. currency translations                                                                      (5,129)            2,768,342
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                                 3,005,329
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                        $3,328,229




STATEMENT OF CHANGES IN NET ASSETS                        (dollars in thousands)

                                                                                                  Year ended
                                                                                                 November 30
                                                                                                        2003                  2002
OPERATIONS:
 Net investment income                                                                              $322,900              $235,407
 Net realized gain on investments and
  non-U.S. currency transactions                                                                     236,987               280,535
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations                                                2,768,342            (1,005,895)
  Net increase (decrease) in net assets
   resulting from operations                                                                       3,328,229              (489,953)

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME                                           (272,642)             (214,996)

CAPITAL SHARE TRANSACTIONS                                                                         3,020,303               803,023

TOTAL INCREASE IN NET ASSETS                                                                       6,075,890                98,074

NET ASSETS:
 Beginning of year                                                                                10,667,875            10,569,801
 End of year (including
  undistributed
  net investment income: $72,260 and $21,501,
  respectively)                                                                                  $16,743,765           $10,667,875


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                within one year of
                                                purchase without an
                                                initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None            Declines from 5% to             Classes B and 529-B
                                                zero for redemptions            convert to classes A and
                                                within six years of             529-A, respectively, after
                                                purchase                        eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within          Class C converts to Class F
                                                one year of purchase            after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

         SECURITIES LENDING - The fund may lend portfolio securities from time to time in order to earn additional income; however, it does not currently intend to engage in an ongoing or regular securities lending program. When the fund lends securities, it receives collateral in an amount not less than 100% of the market value of the loaned securities throughout the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered on the next business day. If the borrower defaults on its obligation to return the securities loaned, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Income earned is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2003, there were no non-U.S. taxes paid on realized gains. As of November 30, 2003, non-U.S. taxes provided on unrealized gains were $6,661,000.


3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of November 30, 2003, the cost of investment securities and cash denominated in non-U.S. currencies, for federal income tax purposes was $13,783,141,000.

During the year ended November 30, 2003, the fund reclassified $501,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                       $208,854
Undistributed short-term capital gains                                                                         45,235
Undistributed long-term capital gains                                                                         129,024
Gross unrealized appreciation on investment securities                                                      3,291,854
Gross unrealized depreciation on investment securities                                                      (394,343)

These numbers reflect the utilization of the remaining capital loss carryforward of $52,223,000.

Distributions paid to shareholders from net investment income were as follows (dollars in thousands):


                                                                                         Year ended November 30
Share class                                                                            2003                 2002(1)
Class A                                                                             $ 254,064            $ 208,278
Class B                                                                                 4,808                2,354
Class C                                                                                 4,321                1,551
Class F                                                                                 5,139                1,874
Class 529-A                                                                             1,080                  233
Class 529-B                                                                               138                   29
Class 529-C                                                                               225                   50
Class 529-E                                                                                49                    7
Class 529-F                                                                                16                   -*
Class R-1                                                                                  27                    1
Class R-2                                                                                 421                    8
Class R-3                                                                                 512                   10
Class R-4                                                                                 146                    1
Class R-5                                                                               1,696                  600
Total                                                                               $ 272,642            $ 214,996


* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.385% on such assets in excess of $17 billion. For the year ended November 30, 2003, the investment advisory services fee was $50,748,000, which was equivalent to an annualized rate of 0.415% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         SHARE CLASS                                       CURRENTLY APPROVED LIMITS            PLAN LIMITS
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended November 30, 2003, were as follows (dollars in thousands):


---------------------------------------------------------------------------------------------------------------
                                                                 Administrative services

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Share class     Distribution    Transfer agent        CRMC           Transfer agent      Commonwealth of
                    services         services      administrative         services             Virginia
                                                     services                               administrative
                                                                                               services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class A         $28,180          $10,393        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B           3,157             359         Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C           2,988          Included            $448                 $97            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F            622           Included             373                  67            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A          71            Included              77                  8                  $ 52
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B          101           Included              15                  6                   10
                                        in
                                  administrative
                                      services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C          163           Included              25                  8                   16
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E          14            Included              4                   -*                   3
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F           2            Included              1                   -*                  -*
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1           21            Included              3                   4             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2           207           Included              42                 242            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3           159           Included              48                  57            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4           21            Included              12                  4             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included              70                  2             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total          $35,706          $10,752            $1,118               $495                 $81
---------------------------------------------------------------------------------------------------------------
* Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                              Reinvestments of
Share class                                                        Sales(1)                           dividends and distributions
                                                               Amount      Shares                         Amount           Shares
Year ended November 30, 2003
Class A                                                    $3,476,313     140,934                      $ 237,800           10,000
Class B                                                       259,243      10,380                          4,639              194
Class C                                                       418,374      16,667                          4,056              169
Class F                                                       433,428      17,892                          4,586              190
Class 529-A                                                    50,028       2,023                          1,080               45
Class 529-B                                                     9,652         396                            138                6
Class 529-C                                                    16,305         665                            225                9
Class 529-E                                                     3,123         128                             49                2
Class 529-F                                                     1,100          46                             16                1
Class R-1                                                       4,397         180                             27                1
Class R-2                                                      49,218       2,044                            421               17
Class R-3                                                      69,964       2,827                            511               21
Class R-4                                                      24,692         964                            145                6
Class R-5                                                      41,012       1,628                          1,282               53
Total net increase
   (decrease)                                              $4,856,849     196,774                      $ 254,975           10,714

Year ended November 30, 2002(2)
Class A                                                    $2,122,788      90,372                      $ 194,311            8,192
Class B                                                       130,869       5,543                          2,266               97
Class C                                                       198,372       8,536                          1,464               63
Class F                                                       202,758       8,645                          1,659               71
Class 529-A                                                    29,154       1,224                            233               10
Class 529-B                                                     5,290         225                             29                1
Class 529-C                                                     8,700         366                             50                2
Class 529-E                                                     1,210          52                              7               -*
Class 529-F                                                       127           6                             -*               -*
Class R-1                                                         182           8                              1               -*
Class R-2                                                       5,622         261                              8                1
Class R-3                                                       5,069         233                             10                1
Class R-4                                                       1,571          72                              1               -*
Class R-5                                                      60,666       2,447                            493               22
Total net increase
   (decrease)                                              $2,772,378     117,990                      $ 200,532            8,460





Share class                                                       Repurchases(1)                         Net increase (decrease)
                                                              Amount        Shares                       Amount            Shares
Year ended November 30, 2003
Class A                                                 $ (1,776,963)      (76,452)                  $ 1,937,150           74,482
Class B                                                      (32,120)       (1,375)                      231,762            9,199
Class C                                                      (71,149)       (3,097)                      351,281           13,739
Class F                                                     (185,371)       (8,093)                      252,643            9,989
Class 529-A                                                   (1,204)          (51)                       49,904            2,017
Class 529-B                                                     (166)           (7)                        9,624              395
Class 529-C                                                     (336)          (14)                       16,194              660
Class 529-E                                                      (92)           (4)                        3,080              126
Class 529-F                                                       -*            (1)                        1,116               46
Class R-1                                                       (341)          (13)                        4,083              168
Class R-2                                                     (6,714)         (281)                       42,925            1,780
Class R-3                                                     (9,216)         (382)                       61,259            2,466
Class R-4                                                     (4,158)         (175)                       20,679              795
Class R-5                                                     (3,691)         (152)                       38,603            1,529
Total net increase
   (decrease)                                           $ (2,091,521)      (90,097)                  $ 3,020,303          117,391

Year ended November 30, 2002(2)
Class A                                                 $ (1,976,245)      (85,210)                    $ 340,854           13,354
Class B                                                      (27,646)       (1,229)                      105,489            4,411
Class C                                                      (62,951)       (2,813)                      136,885            5,786
Class F                                                      (98,126)       (4,212)                      106,291            4,504
Class 529-A                                                     (375)          (17)                       29,012            1,217
Class 529-B                                                      (40)           (2)                        5,279              224
Class 529-C                                                      (81)           (3)                        8,669              365
Class 529-E                                                      (13)           (1)                        1,204               51
Class 529-F                                                        -             -                           127                6
Class R-1                                                        (31)           (2)                          152                6
Class R-2                                                       (543)          (26)                        5,087              236
Class R-3                                                       (449)          (21)                        4,630              213
Class R-4                                                        (88)           (4)                        1,484               68
Class R-5                                                     (3,299)         (145)                       57,860            2,324
Total net increase
   (decrease)                                           $ (2,169,887)      (93,685)                    $ 803,023           32,765



* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of November 30, 2003, the total value of restricted securities was $773,026,000, which represented 4.62% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,985,435,000 and $2,954,681,000, respectively, during the year ended November 30, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended November 30, 2003, the custodian fee of $3,355,000 includes $18,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                                    Income (loss) from
                                                                                                 investment operations(2)

                                                                                                              Net
                                                                    Net asset                        gains(losses)
                                                                       value,              Net       on securities       Total from
                                                                    beginning       investment      (both realized       investment
                                                                    of period           income     and unrealized)       operations
Class A:
 Year ended 11/30/2003                                                 $22.80             $.65              $5.73           $6.38
 Year ended 11/30/2002                                                  24.29              .52              (1.53)          (1.01)
 Year ended 11/30/2001                                                  28.29              .53               (.90)           (.37)
 Year ended 11/30/2000                                                  29.03              .62               1.20            1.82
 Year ended 11/30/1999                                                  27.15              .48               4.17            4.65
Class B:
 Year ended 11/30/2003                                                  22.72              .45               5.72            6.17
 Year ended 11/30/2002                                                  24.21              .27              (1.45)          (1.18)
 Year ended 11/30/2001                                                  28.21              .31               (.87)           (.56)
 Period from 3/15/2000 to 11/30/2000                                    29.57              .32              (1.41)          (1.09)
Class C:
 Year ended 11/30/2003                                                  22.68              .42               5.71            6.13
 Year ended 11/30/2002                                                  24.18              .20              (1.40)          (1.20)
 Period from 3/15/2001 to 11/30/2001                                    25.35              .12              (1.15)          (1.03)
Class F:
 Year ended 11/30/2003                                                  22.78              .61               5.75            6.36
 Year ended 11/30/2002                                                  24.27              .31              (1.34)          (1.03)
 Period from 3/15/2001 to 11/30/2001                                    25.40              .27              (1.15)           (.88)
Class 529-A:
 Year ended 11/30/2003                                                  22.78              .63               5.73            6.36
 Period from 2/15/2002 to 11/30/2002                                    24.29              .36              (1.47)          (1.11)
Class 529-B:
 Year ended 11/30/2003                                                  22.74              .40               5.73            6.13
 Period from 2/21/2002 to 11/30/2002                                    23.96              .23              (1.13)           (.90)
Class 529-C:
 Year ended 11/30/2003                                                  22.74              .41               5.71            6.12
 Period from 2/22/2002 to 11/30/2002                                    23.98              .23              (1.15)           (.92)
Class 529-E:
 Year ended 11/30/2003                                                  22.77              .54               5.73            6.27
 Period from 3/4/2002 to 11/30/2002                                     25.12              .31              (2.28)          (1.97)
Class 529-F:
 Year ended 11/30/2003                                                  22.80              .61               5.72            6.33
 Period from 9/17/2002 to 11/30/2002                                    21.79              .08               1.07            1.15
Class R-1:
 Year ended 11/30/2003                                                  22.75              .38               5.77            6.15
 Period from 6/7/2002 to 11/30/2002                                     25.08              .14              (2.37)          (2.23)
Class R-2:
 Year ended 11/30/2003                                                  22.73              .43               5.71            6.14
 Period from 6/7/2002 to 11/30/2002                                     25.08              .13              (2.35)          (2.22)
Class R-3:
 Year ended 11/30/2003                                                  22.77              .50               5.75            6.25
 Period from 6/6/2002 to 11/30/2002                                     25.42              .17              (2.52)          (2.35)
Class R-4:
 Year ended 11/30/2003                                                  22.81              .55               5.80            6.35
 Period from 6/27/2002 to 11/30/2002                                    23.78              .20              (1.02)           (.82)
Class R-5:
 Year ended 11/30/2003                                                  22.81              .70               5.74            6.44
 Period from 5/15/2002 to 11/30/2002                                    26.11              .30              (3.27)          (2.97)



                                                                             Dividends  and distributions

                                                                    Dividends
                                                                    (from net     Distributions                          Net asset
                                                                   investment     (from capital               Total     value, end
                                                                       income)           gains)       distributions      of period
Class A:
 Year ended 11/30/2003                                                  $(.56)            $ -               $(.56)         $28.62
 Year ended 11/30/2002                                                   (.48)              -                (.48)          22.80
 Year ended 11/30/2001                                                   (.50)          (3.13)              (3.63)          24.29
 Year ended 11/30/2000                                                   (.58)          (1.98)              (2.56)          28.29
 Year ended 11/30/1999                                                   (.48)          (2.29)              (2.77)          29.03
Class B:
 Year ended 11/30/2003                                                   (.39)              -                (.39)          28.50
 Year ended 11/30/2002                                                   (.31)              -                (.31)          22.72
 Year ended 11/30/2001                                                   (.31)          (3.13)              (3.44)          24.21
 Period from 3/15/2000 to 11/30/2000                                     (.27)              -                (.27)          28.21
Class C:
 Year ended 11/30/2003                                                   (.38)              -                (.38)          28.43
 Year ended 11/30/2002                                                   (.30)              -                (.30)          22.68
 Period from 3/15/2001 to 11/30/2001                                     (.14)              -                (.14)          24.18
Class F:
 Year ended 11/30/2003                                                   (.55)              -                (.55)          28.59
 Year ended 11/30/2002                                                   (.46)              -                (.46)          22.78
 Period from 3/15/2001 to 11/30/2001                                     (.25)              -                (.25)          24.27
Class 529-A:
 Year ended 11/30/2003                                                   (.55)              -                (.55)          28.59
 Period from 2/15/2002 to 11/30/2002                                     (.40)              -                (.40)          22.78
Class 529-B:
 Year ended 11/30/2003                                                   (.36)              -                (.36)          28.51
 Period from 2/21/2002 to 11/30/2002                                     (.32)              -                (.32)          22.74
Class 529-C:
 Year ended 11/30/2003                                                   (.36)              -                (.36)          28.50
 Period from 2/22/2002 to 11/30/2002                                     (.32)              -                (.32)          22.74
Class 529-E:
 Year ended 11/30/2003                                                   (.48)              -                (.48)          28.56
 Period from 3/4/2002 to 11/30/2002                                      (.38)              -                (.38)          22.77
Class 529-F:
 Year ended 11/30/2003                                                   (.54)              -                (.54)          28.59
 Period from 9/17/2002 to 11/30/2002                                     (.14)              -                (.14)          22.80
Class R-1:
 Year ended 11/30/2003                                                   (.40)              -                (.40)          28.50
 Period from 6/7/2002 to 11/30/2002                                      (.10)              -                (.10)          22.75
Class R-2:
 Year ended 11/30/2003                                                   (.42)              -                (.42)          28.45
 Period from 6/7/2002 to 11/30/2002                                      (.13)              -                (.13)          22.73
Class R-3:
 Year ended 11/30/2003                                                   (.49)              -                (.49)          28.53
 Period from 6/6/2002 to 11/30/2002                                      (.30)              -                (.30)          22.77
Class R-4:
 Year ended 11/30/2003                                                   (.56)              -                (.56)          28.60
 Period from 6/27/2002 to 11/30/2002                                     (.15)              -                (.15)          22.81
Class R-5:
 Year ended 11/30/2003                                                   (.62)              -                (.62)          28.63
 Period from 5/15/2002 to 11/30/2002                                     (.33)              -                (.33)          22.81



                                                                                                            Ratio of      Ratio of
                                                                                    Net asset,              expenses    net income
                                                                          Total  end of period            to average    to average
                                                                      return(3)  (in millions)            net assets    net assets
Class A:
 Year ended 11/30/2003                                                  28.52%        $14,703                 .81%          2.70%
 Year ended 11/30/2002                                                  (4.22)         10,016                 .82           2.22
 Year ended 11/30/2001                                                  (1.81)         10,346                 .78           2.05
 Year ended 11/30/2000                                                   6.37          10,716                 .79           2.08
 Year ended 11/30/1999                                                  19.08          10,022                 .79           1.93
Class B:
 Year ended 11/30/2003                                                  27.52             537                1.58           1.85
 Year ended 11/30/2002                                                  (4.93)            219                1.59           1.47
 Year ended 11/30/2001                                                  (2.57)            126                1.56           1.21
 Period from 3/15/2000 to 11/30/2000                                    (3.73)             55                1.55 (5)       1.45 (5)
Class C:
 Year ended 11/30/2003                                                  27.40             615                1.65           1.71
 Year ended 11/30/2002                                                  (4.95)            179                1.65           1.43
 Period from 3/15/2001 to 11/30/2001                                    (4.08)             50                1.78 (5)        .73 (5)
Class F:
 Year ended 11/30/2003                                                  28.43             470                 .89           2.49
 Year ended 11/30/2002                                                  (4.29)            147                 .91           2.17
 Period from 3/15/2001 to 11/30/2001                                    (3.45)             47                 .92 (5)       1.55 (5)
Class 529-A:
 Year ended 11/30/2003                                                  28.43              93                 .87           2.55
 Period from 2/15/2002 to 11/30/2002                                    (4.61)             28                1.03 (5)       2.08 (5)
Class 529-B:
 Year ended 11/30/2003                                                  27.28              18                1.78           1.64
 Period from 2/21/2002 to 11/30/2002                                    (3.82)              5                1.79 (5)       1.31 (5)
Class 529-C:
 Year ended 11/30/2003                                                  27.25              29                1.76           1.66
 Period from 2/22/2002 to 11/30/2002                                    (3.90)              8                1.77 (5)       1.33 (5)
Class 529-E:
 Year ended 11/30/2003                                                  27.97               5                1.23           2.17
 Period from 3/4/2002 to 11/30/2002                                     (7.88)              1                1.23 (5)       1.85 (5)
Class 529-F:
 Year ended 11/30/2003                                                  28.31               1                 .98           2.48
 Period from 9/17/2002 to 11/30/2002                                     5.33               - (4)             .20            .39
Class R-1:
 Year ended 11/30/2003                                                  27.43               5                1.66 (6)       1.48
 Period from 6/7/2002 to 11/30/2002                                     (8.85)              - (4)             .80 (6)        .66
Class R-2:
 Year ended 11/30/2003                                                  27.44              57                1.62 (6)       1.72
 Period from 6/7/2002 to 11/30/2002                                     (8.80)              5                 .79 (6)        .61
Class R-3:
 Year ended 11/30/2003                                                  27.90              76                1.24 (6)       1.98
 Period from 6/6/2002 to 11/30/2002                                     (9.25)              5                 .60 (6)        .80
Class R-4:
 Year ended 11/30/2003                                                  28.36              25                 .89 (6)       2.18
 Period from 6/27/2002 to 11/30/2002                                    (3.42)              2                 .38 (6)        .92
Class R-5:
 Year ended 11/30/2003                                                  28.82             110                 .56           2.88
 Period from 5/15/2002 to 11/30/2002                                   (11.37)             53                 .56 (5)       2.48 (5)



                                                                               Year ended November 30

                                                               2003          2002       2001         2000        1999

Portfolio turnover rate for all classes of shares               27%           32%        45%          41%         34%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services.
    Had CRMC not paid such fees, expense ratios would have been 1.78%, 2.23%, 1.29% and .90% for classes R-1, R-2, R-3 and R-4, respectively, during the year ended November 30, 2003, and 1.41%, .93%, .69% and .46% for classes R-1, R-2, R-3 and R-4, respectively, during the period ended November 30, 2002.


REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF CAPITAL WORLD GROWTH AND
   INCOME FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSE COOPERS, LLP


Los Angeles, California
December 23, 2003



TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended November 30, 2003 is $24,236,000. Foreign source income earned by the fund for the fiscal year ended November 30, 2003 was $308,424,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2003. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from net investment income from January 1 through the end of the fund's fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 25.25% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

OTHER SHARE CLASS RESULTS (UNAUDITED)

CLASS B, CLASS C, CLASS F AND CLASS 529

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003 (THE MOST RECENT CALENDAR QUARTER):

                                                                                              1 year           Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                        +33.02%            +4.34% (1)
Not reflecting CDSC                                                                           +38.02%            +5.04% (1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                              +36.90%            +7.72% (2)
Not reflecting CDSC                                                                           +37.90%            +7.72% (2)

CLASS F SHARES (3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                                       +39.04%            +8.57% (2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                         +31.01%           +11.43% (4)
Not reflecting maximum sales charge                                                           +39.02%           +15.00% (4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                     +32.76%           +13.11% (5)
Not reflecting CDSC                                                                           +37.76%           +15.04% (5)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                              +36.78%           +15.02% (6)
Not reflecting CDSC                                                                           +37.78%           +15.02% (6)

CLASS 529-E SHARES (3)                                                                        +38.57%           +13.00% (7)

CLASS 529-F SHARES (3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +38.90%           +32.24% (8)

Figures shown are past results and are not predictive of future results. Current results may be lower or higher than those shown. Share price and return will vary, so you may lose money. For more current information and month-end results, visit americanfunds.com.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A shares were first sold.
(5) Average annual total return from February 21, 2002, when Class 529-B shares were first sold.
(6) Average annual total return from February 22, 2002, when Class 529-C shares were first sold.
(7) Average annual total return from March 4, 2002, when Class 529-E shares were first sold.
(8) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.


BOARD OF DIRECTORS AND OTHER OFFICERS

"NON-INTERESTED" DIRECTORS

                                             Year first
                                              elected a
                                             Director of
Name and age                                  the fund(1)     Principal occupation(s) during past five years

H. FREDERICK CHRISTIE, 70                       1993          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

MERIT E. JANOW, 45                              2001          Professor, Columbia University, School of International and Public
                                                              Affairs

MARY MYERS KAUPPILA, 49                         1993          Private investor; Chairman of the Board and CEO, Ladera Management
                                                              Company (venture capital and agriculture); former owner and President,
                                                              Energy Investment, Inc.

GAIL L. NEALE, 68                               1993          President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

ROBERT J. O'NEILL, Ph.D., 67                    1993          Deputy Chairman of the Council and Chairman of the International
                                                              Advisory Panel, Graduate School of Government, University of Sydney,
                                                              Australia; Member of the Board of Directors, The Lowy Institute for
                                                              International Policy Studies, Sydney, Australia; Chairman of the
                                                              Council, Australian Strategic Policy Institute; former Chichele
                                                              Professor of the History of War and Fellow, All Souls College,
                                                              University of Oxford; former Chairman of the Council, International
                                                              Institute for Strategic Studies

DONALD E. PETERSEN, 77                          1993          Retired; former Chairman of the Board and CEO, Ford Motor Company

STEFANIE POWERS, 61                           1993-1996       Actor, Producer; Co-founder and President of The William Holden
                                                1997          Wildlife Foundation; conservation consultant to Land Rover and Jaguar
                                                              North America; author of The Jaguar Conservation Trust

STEADMAN UPHAM, 54                              2001          President and University Professor of Archaeology, Claremont Graduate
                                                              University Education

CHARLES WOLF, JR., Ph.D., 79                    1993          Senior Economic Adviser and Corporate Fellow in International
                                                              Economics, The RAND Corporation; former Dean, The RAND Graduate School


"NON-INTERESTED" DIRECTORS

                                           Number of boards
                                           within the fund
                                         complex (2) on which
Name and age                               Director serves    Other directorships(3) held by Director

H. FREDERICK CHRISTIE, 70                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

MERIT E. JANOW, 45                                2           None

MARY MYERS KAUPPILA, 49                           5           None

GAIL L. NEALE, 68                                 5           None

ROBERT J. O'NEILL, Ph.D., 67                      3           None

DONALD E. PETERSEN, 77                            2           None

STEFANIE POWERS, 61                               2           None

STEADMAN UPHAM, 54                                2           None

CHARLES WOLF, JR., Ph.D., 79                      2           None


"INTERESTED" DIRECTORS (4)
                                             Year first
                                             elected a
                                             Director or      Principal occupation(s) during past five years
Name, age and                                  officer        and positions held with affiliated entities or the
position with fund                          of the fund(1)    principal underwriter of the fund

GINA H. DESPRES, 62                             1999          Senior Vice President, Capital Research and
Chairman of the Board                                         Management Company; Vice President, Capital Strategy Research, Inc.(5)

PAUL G. HAAGA, Jr., 55                          1993          Executive Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.;(5) Director, American Funds Distributors, Inc.(5)

"Interested" Directors(4)
                                             Number of
                                            boards within
                                              the fund
                                            complex (2)
Name, age and                                 on which
position with fund                         Director serves    Other directorships(3) held by Director

GINA H. DESPRES, 62                               4           None
Chairman of the Board

PAUL G. HAAGA, Jr., 55                           17           None
Vice Chairman of the Board


FOUNDING DIRECTOR EMERITUS

FRANK STANTON, 95                                             Retired; former President, CBS Inc. (1946-1973)

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.


OTHER OFFICERS

                                             Year first
                                             elected an       Principal occupation(s) during past five years
Name, age and                                officer of       and positions held with affiliated entities or the
position with fund                           the fund(1)      principal underwriter of the fund

STEPHEN E. BEPLER, 61                           1993          Senior Vice President, Capital Research Company(5)
President

GREGG E. IRELAND, 54                            1999          Senior Vice President, Capital Research and
Executive Vice President                                      Management Company

MARK E. DENNING, 46                             1993          Director, Capital Research and Management
Senior Vice President                                         Company; Director, The Capital Group Companies, Inc.;(5) Senior Vice
                                                              President, Capital Research Company(5)

JEANNE K. CARROLL, 55                           2001          Senior Vice President, Capital Research Company(5)
Vice President

TIMOTHY P. DUNN, 42                             2003          Vice President, Capital Research and Management
Vice President                                                Company; Senior Vice President, Capital Research Company(5)

CARL M. KAWAJA, 39                              1997          Senior Vice President, Capital Research Company;(5)
Vice President                                                Director, Capital International, Inc.(5)

ANDREW B. SUZMAN, 36                            2003          Executive Vice President and Director, Capital
Vice President                                                Research Company;5 Director, Capital International Research, Inc.(5)

STEVEN T. WATSON, 48                            2001          Senior Vice President, Capital Research Company(5)
Vice President

VINCENT P. CORTI, 47                            1993          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

JEFFREY P. REGAL, 32                            2003          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

VALERIE Y. LEWIS, 47                            2003          Fund Boards Specialist, Capital Research and
Assistant Secretary                                           Management Company

SHERYL F. JOHNSON, 35                           2003          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.

OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital World Growth and Income Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.08 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CAPITAL WORLD GROWTH AND INCOME FUND AND COLLEGEAMERICA CAREFULLY. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180, VISITING THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
>  CAPITAL WORLD GROWTH AND INCOME FUND(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-933-0104

Litho in USA WG/L/8072

Printed on recycled paper


ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Steadman Upham, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee Disclosure for Listed Companies

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved



ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CAPITAL WORLD GROWTH AND INCOME FUND, INC.


                                    By  /s/ Stephen E. Bepler
                                    Stephen E. Bepler, President and PEO

                                    Date: February 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By  /s/ Stephen E. Bepler
    Stephen E. Bepler, President and PEO

Date: February 5, 2004




 By  /s/ Jeffrey P. Regal
     Jeffrey P. Regal, Treasurer

Date: February 5, 2004